                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) October 25, 2004

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

--------------------------------------------------------------------------------

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

On October 25, 2004 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended September 30, 2004, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  October 27, 2004                By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

--------------------------------------------------------------------------------

                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #76, Series 1998-1
               made available on October 25, 2004

20.1 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #76

20.2           Monthly Servicer and Settlement Certificate #51, Series 2000-1
               made available on October 25, 2004

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #51

20.3           Monthly Servicer and Settlement Certificate #15, Series 2003-1
               made available on October 25, 2004

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #15

20.4           Monthly Servicer and Settlement Certificate #4, Series 2004-1
               made available on October 25, 2004

20.4 (A)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #4

20.5           Dealer Note Master Trust Series Data for the October 25, 2004
               Distribution Date

====================================================================================================================================

                                                        EXHIBIT 20.1

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 76

                                                 DEALER NOTE MASTER TRUST

                                                   CLASS A, DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                        SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of October 25, 2004, the Transfer Date of October 22, 2004 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2004 and the Distribution Period ended
October 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                              137,064.06

     3.2 The amount of ITEC Finance Charges for the Due Period                            2,161,242.52

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period    961,876,926.83

     3.4 The total amount of Advance Reimbursements for the Due Period                            0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period    359,347,877.41

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust
         during the Due Period                                                          407,272,296.33

     3.7 The amount of the Servicing Fee for the Due Period                                 833,339.20

     3.8 The average daily Master Trust Seller's Interest during the Due Period         123,186,666.67

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)          141,070,000.00

    3.10 The aggregate amount of Collections for the Due Period                         491,263,430.71

    3.11 The aggregate amount of Finance Charge Collections for the Due Period            4,808,434.48

    3.12 The aggregate amount of Principal Collections for the Due Period               486,454,996.23

    3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                         0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period    1,000,007,247.87

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                              127,107,118.82

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments as          127,062,752.13
             of the end of the Due Period
         b.  Description of each Eligible Investment:                                 JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                    1.45%
         d.  The rating of each such Eligible Investment                                      AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                 14,164,692.50

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Longhorn Bus Sales
         ii)     Lee-Smith Inc
         iii)    Nalley Motor Trucks
         iv)     Hawkeye Intl Trucks
         v)      Southland Intl Trucks

    3.19 Aggregate amount of delinquent principal payments (past due greater than
         30 days) as a percentage of the total principal amount outstanding, as of
         the end of the Due Period                                                              0.14%

    3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
         on 7/10/03 for the benefit of the Master Trust Certificateholders.                100,120.38

    3.21 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                 100,000.00
         b.  Description of each Eligible Investment:                                 JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                    1.45%
         d.  The rating of each such Eligible Investment                                      AAAm/Aaa

    3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
         Distribution Date)                                                                 100,000.00

     4.0 Series 1998-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                            0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                      31,000,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                      31,000,000.00

     4.3 The Projected Spread for the following Distribution Period                       2,500,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                          2,500,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                       0.00

     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                        200,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses/(Recoveries)
          for the Due Period                                                                      0.00

     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                   1,012,080.63

     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                             102,389,182.84

    4.10 The amount of Series Principal Account Losses
         for the Due Period                                                                       0.00

    4.11 The amount of Investor Dealer Note Losses/(Recoveries) for
         the Due Period                                                                           0.00

    4.12 The amount of Investor Finance Charge Collections for the Due Period               853,183.97

    4.13 The amount of Investor Principal Collections for the Due Period                 86,314,081.13

    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                     865,666.97

    4.15 The amount of Series 1998-1 Shared Principal
         Collections for the Due Period                                                           0.00

    4.16 The aggregate amount of the Series 1998-1 Principal
         Shortfall, if any, for the Due Period                                                    0.00

    4.17 The Seller's Percentage for the Due Period                                             15.70%

    4.18 The Excess Seller's Percentage for the Due Period                                       2.63%

    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                              16,075,101.71

    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                     162,641.36

    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                  13,382,266.20

    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                   2,692,835.51

    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                       0.00

    4.24 The Minimum Series 1998-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                              37,000,000.00

    4.25 The Series 1998-1 Allocation Percentage for the Due Period                             21.05%

    4.26 The Floating Allocation Percentage for the Due Period                                  84.30%

    4.27 The Principal Allocation Percentage, if applicable, for the Due Period                  0.00%

    4.28 The total amount to be distributed on the Series
         1998-1 Certificates on the Distribution Date                                       458,780.13

    4.29 The total amount, if any, to be distributed on the Series
         1998-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                         0.00

    4.30 The total amount, if any, to be distributed on
         the Series 1998-1 Certificates on the Distribution
         Date allocable to interest on the Series 1998-1
         Certificates                                                                       310,916.67

    4.31 The Draw Amount as of the Transfer Date                                                  0.00

    4.32 The amount of Investor Charge-Offs as of Transfer Date                                   0.00

    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                             0.00

    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                     147,863.46

    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                               0.00

    4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                    2,500,000.00

    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in Eligible Investments                       0.00
         b.  Description of each Eligible Investment:                                               NA
         c.  The rate of interest applicable to each such Eligible Investment                  _______%
         d.  The rating of each such Eligible Investment                                            NA

    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in Eligible Investments                       0.00
         b.  Description of each Eligible Investment:                                               NA
         c.  The rate of interest applicable to each such Eligible Investment                  _______%
         d.  The rating of each such Eligible Investment                                            NA

    4.39 The amount of Excess Interest Collections for the Due Period                       406,886.83

    4.40 The amount of Investor Principal Collections from other Series treated
         as Shared Principal Collections for the Due Period                                       0.00

    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                     0.00

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                0.00

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                    See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                 13,382,266.20

    4.45 The amount of Series 1998-1 Shared Seller's Principal
         Collections for the Due Period                                                           0.00

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                         0.00

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 1998-1 for the Due Period                                            0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                 0.00

    4.49 The aggregate amount of all Early Distributions Amounts
         paid or deemed paid for the Distribution Period                                          0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                     Exhibit 20.1(A)
                                                     Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.37%
                                             1 Month Past :       3.07%
                                             Current Month :      3.06%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------
                         Master Trust Seller's Interest:     $ 141,070,000.00

                 Master Trust Minimum Seller's Interest:     $ 141,070,000.00

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------
                          Turnover Ratio :       4.84

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------
                 Dealer Note Loss Ratio :        0.00%

====================================================================================================================================

                                                       EXHIBIT 20.2

                                       MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 51
                                                  DEALER NOTE MASTER TRUST
                                                        DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                       SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of October 25, 2004, the Transfer Date of October 22, 2004 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2004 and the Distribution Period ended
October 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                 137,064.06

    3.2 The amount of ITEC Finance Charges for the Due Period                               2,161,242.52

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period       961,876,926.83

    3.4 The total amount of Advance Reimbursements for the Due Period                               0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period       359,347,877.41

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust
        during the Due Period                                                             407,272,296.33

    3.7 The amount of the Servicing Fee for the Due Period                                    833,339.20

    3.8 The average daily Master Trust Seller's Interest during the Due Period            123,186,666.67

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)             141,070,000.00

   3.10 The aggregate amount of Collections for the Due Period                            491,263,430.71

   3.11 The aggregate amount of Finance Charge Collections for the Due Period               4,808,434.48

   3.12 The aggregate amount of Principal Collections for the Due Period                  486,454,996.23

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                            0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period       1,000,007,247.87

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                 127,107,118.82

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the
            end of the Due Period                                                         127,062,752.13
        b.  Description of each Eligible Investment:                               JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                       1.45%
        d.  The rating of each such Eligible Investment                                         AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                    14,164,692.50

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Longhorn Bus Sales
        ii)     Lee-Smith Inc
        iii)    Nalley Motor Trucks
        iv)     Hawkeye Intl Trucks
        v)      Southland Intl Trucks

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of the
        end of the Due Period                                                                      0.14%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                    50,538,782.52

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
        on 7/10/03 for the benefit of the Master Trust Certificateholders.                    100,120.38

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                    100,000.00
        b.  Description of each Eligible Investment:                            JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                       1.45%
        d.  The rating of each such Eligible Investment                                         AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                                    100,000.00

    4.0 Series 2000-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                               0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                         19,080,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                         19,080,000.00

    4.3 The Projected Spread for the following Distribution Period                          2,650,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                             2,650,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                          0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                           212,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                         0.00

    4.8 The amount of Series Allocable Finance Charge Collections for the Due Period        1,012,431.13

    4.9 The amount of Series Allocable Principal Collections for the Due Period           102,424,642.01

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                          0.00

   4.11 The amount of Investor Dealer Note Losses / (Recoveries) for the Due Period                 0.00

   4.12 The amount of Investor Finance Charge Collections for the Due Period                  904,404.73

   4.13 The amount of Investor Principal Collections for the Due Period                    91,495,932.70

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                        917,052.11

   4.15 The amount of Series 2000-1 Shared Principal
        Collections for the Due Period                                                              0.00

   4.16 The aggregate amount of the Series 2000-1 Principal
        Shortfall, if any, for the Due Period                                                       0.00

   4.17 The Seller's Percentage for the Due Period                                                10.67%

   4.18 The Excess Seller's Percentage for the Due Period                                          2.63%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                 10,928,709.30

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                        111,772.40

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                      8,234,941.22

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                      2,693,768.08

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                          0.00

   4.24 The Minimum Series 2000-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                 25,440,000.00

   4.25 The Series 2000-1 Allocation Percentage for the Due Period                                21.06%

   4.26 The Floating Allocation Percentage for the Due Period                                     89.33%

   4.27 The Principal Allocation Percentage, if applicable, for the Due Period                     0.00%

   4.28 The total amount to be distributed on the Series
        2000-1 Certificates on the Distribution Date                                          503,952.10

   4.29 The total amount, if any, to be distributed on the Series 2000-1 Certificates
        on the Distribution Date allocable to the Invested Amount                                   0.00

   4.30 The total amount, if any, to be distributed on
        the Series 2000-1 Certificates on the Distribution
        Date allocable to interest on the Series 2000-1
        Certificates                                                                          347,211.67

   4.31 The Draw Amount as of the Transfer Date                                                     0.00

   4.32 The amount of Investor Charge-Offs as of Transfer Date                                      0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                        156,740.43

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                  0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                       2,650,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                          0.00
        b.  Description of each Eligible Investment:                                                  NA
        c.  The rate of interest applicable to each such Eligible Investment                    _______%
        d.  The rating of each such Eligible Investment                                               NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                          0.00
        b.  Description of each Eligible Investment:                                                  NA
        c.  The rate of interest applicable to each such Eligible Investment                    _______%
        d.  The rating of each such Eligible Investment                                               NA

   4.39 The amount of Excess Interest Collections for the Due Period                          413,100.01

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                          0.00

   4.41 The amount of Excess Interest Collections for the Due Period allocated
        to other Series                                                                             0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                   0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                       See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                     8,234,941.22

   4.45 The amount of Series 2000-1 Shared Seller's Principal
        Collections for the Due Period                                                              0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                            0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 2000-1 for the Due Period                                               0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                    0.00

    5.0 Class A Certificate Information.

    5.1 The Class A Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                           200,000,000.00

    5.2 The total amount to be distributed on the Class A Certificates on the Distribution Date - includes Investor Servicing Fee plus
        the Investor Interest Payment                                                         472,785.00

    5.3 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to the
        Class A Invested Amount                                                                     0.00

    5.4 The total amount, if any, to be distributed on the Class A
        Certificates on the Distribution Date allocable to interest
        on the Class A Certificates                                                           324,916.67

    5.5 The amount of Class A Certificateholder Charge-Offs
        as of the Transfer Date                                                                     0.00

    5.6 The amount of reimbursement of Class A Certificateholder
        Charge-Offs as of the Transfer Date                                                         0.00

    6.0 Class B Certificate Information.

    6.1 The Class B Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                            12,000,000.00

    6.2 The total amount to be distributed on the Class B Certificates
        on the Distribution Date - includes Investor Servicing Fee plus                        31,167.10
        the Investor Interest Payment

    6.3 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to the
        Class B Invested Amount                                                                     0.00

    6.4 The total amount, if any, to be distributed on the Class B
        Certificates on the Distribution Date allocable to interest
        on the Class B Certificates                                                            22,295.00

    6.5 The amount of Class B Certificateholder Charge-Offs
        as of the Transfer Date                                                                     0.00

    6.6 The amount of reimbursement of Class B Certificateholder
        Charge-Offs as of the Transfer Date                                                         0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                       Exhibit 20.2(A)
                                                       Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.37%
                                             1 Month Past :       3.07%
                                             Current Month :      3.06%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------
                         Master Trust Seller's Interest :     $ 141,070,000.00

                 Master Trust Minimum Seller's Interest :     $ 141,070,000.00

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------

                          Turnover Ratio :       4.84

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------

                 Dealer Note Loss Ratio :        0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO
                                                                                                                         ----------

               Used Financed Vehicle Ratio :     5.03%

====================================================================================================================================

                                                           EXHIBIT 20.3

                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 15
                                                     DEALER NOTE MASTER TRUST
                                                           DEALER NOTE
                                                    ASSET BACKED CERTIFICATES,
                                                          SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of October 25, 2004, the Transfer Date of October 22, 2004 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2004 and the Distribution Period ended
October 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer.

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                               137,064.06

     3.2 The amount of ITEC Finance Charges for the Due Period                             2,161,242.52

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period     961,876,926.83

     3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     359,347,877.41

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust
         during the Due Period                                                           407,272,296.33

     3.7 The amount of the Servicing Fee for the Due Period                                  833,339.20

     3.8 The average daily Master Trust Seller's Interest during the Due Period          123,186,666.67

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)           141,070,000.00

    3.10 The aggregate amount of Collections for the Due Period                          491,263,430.71

    3.11 The aggregate amount of Finance Charge Collections for the Due Period             4,808,434.48

    3.12 The aggregate amount of Principal Collections for the Due Period                486,454,996.23

    3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                          0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period     1,000,007,247.87

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                               127,107,118.82

    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments as
             of the end of the Due Period                                                127,062,752.13
         b.  Description of each Eligible Investment:                                JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                     1.45%
         d.  The rating of each such Eligible Investment                                       AAAm/Aaa

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                  14,164,692.50

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Longhorn Bus Sales
         ii)     Lee-Smith Inc
         iii)    Nalley Motor Trucks
         iv)     Hawkeye Intl Trucks
         v)      Southland Intl Trucks

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the
         end of the Due Period                                                                    0.14%

    3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
         as of the end of the Due Period                                                  50,538,782.52

    3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as ofmthe end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on 7/10/03
         for the benefit of the Master Trust Certificateholders.                             100,120.38

    3.22 Eligible Investments in the Servicer Transition Fee Account:
         a.  The aggregate amount of funds invested in Eligible Investments                  100,000.00
         b.  Description of each Eligible Investment:                                JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                     1.45%
         d.  The rating of each such Eligible Investment                                       AAAm/Aaa

    3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
         Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
         Distribution Date)                                                                  100,000.00

     4.0 Series 2003-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                             0.00

    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                       19,080,000.00

   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                       19,080,000.00

     4.3 The Projected Spread for the following Distribution Period                        2,650,000.00

     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                           2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                        0.00

     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                         212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses/(Recoveries)
          for the Due Period                                                                       0.00

     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                    1,012,431.13

     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                              102,424,642.01

    4.10 The amount of Series Principal Account Losses for the Due Period                          0.00

    4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
         the Due Period                                                                            0.00

    4.12 The amount of Investor Finance Charge Collections for the Due Period                904,404.73

    4.13 The amount of Investor Principal Collections for the Due Period                  91,495,932.70

    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                      917,050.62

    4.15 The amount of Series 2003-1 Shared Principal Collections for the Due Period               0.00

    4.16 The aggregate amount of the Series 2003-1 Principal
         Shortfall, if any, for the Due Period                                                     0.00

    4.17 The Seller's Percentage for the Due Period                                              10.67%

    4.18 The Excess Seller's Percentage for the Due Period                                        2.63%

    4.19 The aggregate amount of Seller's Principal Collections for the Due Period        10,928,709.30

    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                      111,772.40

    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                    8,234,941.22

    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                    2,693,768.08

    4.23 The Controlled Amortization Amount, if applicable, for the Due Period                     0.00

    4.24 The Minimum Series 2003-1 Master Trust Seller's Interest as of the
         Distribution Date (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                    25,440,000.00

    4.25 The Series 2003-1 Allocation Percentage for the Due Period                              21.06%

    4.26 The Floating Allocation Percentage for the Due Period                                   89.33%

    4.27 The Principal Allocation Percentage, if applicable, for the Due Period                   0.00%

    4.28 The total amount to be distributed on the Series
         2003-1 Certificates on the Distribution Date                                        517,796.54

    4.29 The total amount, if any, to be distributed on the Series
         2003-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                          0.00

    4.30 The total amount, if any, to be distributed on the Series 2003-1 Certificates on the Distribution Date allocable to interest on the Series 2003-1
         Certificates                                                                        361,056.11

    4.31 The Draw Amount as of the Transfer Date                                                   0.00

    4.32 The amount of Investor Charge-Offs as of Transfer Date                                    0.00

    4.33 The amount of reimbursement of Investor Charge- Offs as of the Transfer Date              0.00

    4.34 The amount of the Investor Servicing Fee to be paid on such Distribution Date       156,740.43

    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                0.00

    4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                     2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in Eligible Investments                        0.00
         b.  Description of each Eligible Investment:                                                NA
         c.  The rate of interest applicable to each such Eligible Investment                  _______%
         d.  The rating of each such Eligible Investment                                             NA

    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in Eligible Investments                        0.00
         b.  Description of each Eligible Investment:                                                NA
         c.  The rate of interest applicable to each such Eligible Investment                  _______%
         d.  The rating of each such Eligible Investment                                             NA

    4.39 The amount of Excess Interest Collections for the Due Period                        399,254.08

    4.40 The amount of Investor Principal Collections from other Series treated
         as Shared Principal Collections for the Due Period                                        0.00

    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                      0.00

    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                 0.00

    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                     See Exhibit "A"

    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                   8,234,941.22

    4.45 The amount of Series 2003-1 Shared Seller's Principal
         Collections for the Due Period                                                            0.00

    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                          0.00

    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 2003-1 for the Due Period                                             0.00

    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                  0.00

     5.0 Class A Certificate Information.

     5.1 The Class A Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                         200,000,000.00

     5.2 The total amount to be distributed on the Class A Certificates on the Distribution Date - includes Investor Servicing Fee plus
         the Investor Interest Payment                                                       480,562.77

     5.3 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to the
         Class A Invested Amount                                                                   0.00

     5.4 The total amount, if any, to be distributed on the Class A
         Certificates on the Distribution Date allocable to interest
         on the Class A Certificates                                                         332,694.44

     5.5 The amount of Class A Certificateholder Charge-Offs
         as of the Transfer Date                                                                   0.00

     5.6 The amount of reimbursement of Class A Certificateholder
         Charge-Offs as of the Transfer Date                                                       0.00

     6.0 Class B Certificate Information.

     6.1 The Class B Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                          12,000,000.00

     6.2 The total amount to be distributed on the Class B Certificates on the Distribution Date - includes Investor Servicing Fee plus
         the Investor Interest Payment                                                        37,233.77

     6.3 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to the
         Class B Invested Amount                                                                   0.00

     6.4 The total amount, if any, to be distributed on the Class B
         Certificates on the Distribution Date allocable to interest
         on the Class B Certificates                                                          28,361.67

     6.5 The amount of Class B Certificateholder Charge-Offs
         as of the Transfer Date                                                                   0.00

     6.6 The amount of reimbursement of Class B Certificateholder
         Charge-Offs as of the Transfer Date                                                       0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                     Exhibit 20.3(A)
                                                     Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                            NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                            NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?
                                                                                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.37%
                                             1 Month Past :       3.07%
                                             Current Month :      3.06%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?
                                                                                                                            NO
                                                                                                                         ----------

                         Master Trust Seller's Interest :     $ 141,070,000.00

                 Master Trust Minimum Seller's Interest :     $ 141,070,000.00

            (k)Turnover Ratio less than 1.7?
                                                                                                                            NO
                                                                                                                         ----------

                          Turnover Ratio :       4.84

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                            NO
                                                                                                                         ----------

                 Dealer Note Loss Ratio :        0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO
                                                                                                                         ----------

               Used Financed Vehicle Ratio :     5.03%

====================================================================================================================================

                                                             EXHIBIT 20.4

                                           MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 4
                                                       DEALER NOTE MASTER TRUST
                                                              DEALER NOTE
                                                      ASSET BACKED CERTIFICATES,
                                                             SERIES 2004-1

Under the Series 2004-1 Supplement dated as of June 10, 2004 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, and the Master Trust Trustee, is required to prepare certain information each month regarding current distributions to certain accounts and payments to the Series 2004-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of October 25, 2004, the
Transfer Date of October 22, 2004 and with respect to the performance of the Master Trust during the Due Period ended on
September 30, 2004 and the Distribution Period ended October 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any,for the Due Period                                  137,064.06

    3.2 The amount of ITEC Finance Charges for the Due Period                               2,161,242.52

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period       961,876,926.83

    3.4 The total amount of Advance Reimbursements for the Due Period                               0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period       359,347,877.41

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust
        during the Due Period                                                             407,272,296.33

    3.7 The amount of the Servicing Fee for the Due Period                                    833,339.20

    3.8 The average daily Master Trust Seller's Interest during the Due Period            123,186,666.67

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)             141,070,000.00

   3.10 The aggregate amount of Collections for the Due Period                            491,263,430.71

   3.11 The aggregate amount of Finance Charge Collections for the Due Period               4,808,434.48

   3.12 The aggregate amount of Principal Collections for the Due Period                  486,454,996.23

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                            0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period       1,000,007,247.87

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                 127,107,118.82

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the
             end of the Due Period                                                        127,062,752.13
        b.  Description of each Eligible Investment:                        JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                       1.45%
        d.  The rating of each such Eligible Investment                                         AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                    14,164,692.50

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Longhorn Bus Sales
        ii)     Lee-Smith Inc
        iii)    Nalley Motor Trucks
        iv)     Hawkeye Intl Trucks
        v)      Southland Intl Trucks

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days) as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                                  0.14%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                    50,538,782.52

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect
        to the transactions set forth in Article IV of the Supplement)                        100,120.38

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                    100,000.00
        b.  Description of each Eligible Investment:                        JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                       1.45%
        d.  The rating of each such Eligible Investment                                         AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                                    100,000.00

    4.0 Series 2004-1 Information.

    4.1 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                           212,000,000.00

    4.2 The Adjusted Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and
        to the payments made on the Distribution Date)                                    231,080,000.00

    4.3 The amount of Seller's Invested Amount for the Due Period                        $141,070,000.00

    4.4 The amount of Series Allocable Dealer Notes Losses/(Recoveries)
         for the Due Period                                                                         0.00

    4.5 The amount of Series Allocable Finance Charge  Collections for the Due Period       1,012,431.13

    4.6 The amount of Series Allocable Principal Collections
        for the Due Period                                                                102,424,642.01

    4.7 The amount of Noteholder Allocated Dealer Note Losses / (Recoveries) for
        the Due Period                                                                              0.00

    4.8 The amount of Noteholder Available Interest Amounts for the Due Period                904,404.73

    4.9 The amount of Noteholder Available Principal Amounts for the Due Period            91,501,378.97

   4.10 The aggregate amount of the Principal Shortfall, if any, for the Due Period                 0.00

   4.11 The aggregate amount of Seller Interest Amounts for the Due Period                    108,026.40

   4.12 The aggregate amount of Seller's Principal Amounts for the Due Period              10,928,709.30

   4.13 The Reassignment Amount as of the Transfer Date                                   212,000,000.00

   4.14 The Minimum Series Seller's
        Invested Amount as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                 25,440,000.00

   4.15 The Minimum Seller's
        Invested Amount as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                          0.00

   4.16 The Minimum Series Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                 25,440,000.00

   4.17 The Series Allocation Percentage with respect to Series 2004-1 for
        the Due Period                                                                            21.06%

   4.18 The Noteholder Floating Allocation Percentage for the Due Period                          89.33%

   4.19 The Noteholder Principal Allocation Percentage, if applicable,
        for the Due Period                                                                        89.34%

   4.20 The total amount to be distributed on the Series
        2004-1 Certificates on the Distribution Date                                          498,694.32

   4.21 The total amount, if any, to be distributed on the Series 2004-1 Certificates
        on the Distribution Date allocable to the Invested Amount                                   0.00

   4.22 The total amount, if any, to be distributed on the Series 2004-1 Certificates
        on the Distribution Date allocable to interest on the Series 2004-1 Certificates      341,953.89

   4.23 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                        156,740.43

   4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
        for the Due Period                                                                     12,983.20

   4.25 The amount of Excess Interest Collections for the Due Period                          418,693.60

   4.26 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                        0.00

   4.27 The amount of Noteholder Available Principal Amounts treated
        as Shared Principal Collections and allocated to other Series for the Due Period            0.00

   4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
        for the Due Period                                                                          0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                         NOTE STATEMENT
                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 4
                                        NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                        SERIES 2004-1 NOTES

Under the  Series 2004-1  Indenture  Supplement dated as of June 10, 2004 (the "Indenture  Supplement") by and   among the  Navistar
Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as well as the performance of the Master Owner Trust during the previous month.  The information which is required to be prepared with  respect to the  Payment  Date of  October 25, 2004,  the  Transfer  Date of  October 22, 2004
and with respect to the performance of the Master Owner Trust during the Due Period ended on September 30, 2004 and the Distribution
Period ended on October 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note.  Certain other information is presented based on the aggregate amounts for the  Master Owner  Trust as a whole.  Capitalized  terms used but not otherwise defined  herein shall have the  meanings  assigned to such terms in the  Indenture
Supplement.

     5 Series 2004-1 Notes Information

   5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
       Indenture Supplement and to payments made on the Payment Date).                         212,000,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
       Liquidation Amount, if any, as of the Transfer Date                                               0.00

   5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture
       Supplement and to payments made on the Payment Date).                                   231,080,000.00

   5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
       Indenture Supplement and to payments made on the Payment Date).                          19,080,000.00

       Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date       19,080,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
       Overcollateralization Amount Deficiency, if any, as of the Transfer Date                          0.00

   5.4 Series 2004-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                      0.00

   5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                                 904,404.73

   5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                             91,501,378.97

   5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for
       the Due Period                                                                                    0.00

   5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                     917,387.92

   5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period                 91,501,378.97

  5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                       0.00

  5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                   25,440,000.00

  5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                        0.00

  5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
       for the Due Period                                                                                0.00

  5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
       Transfer Date                                                                           212,000,000.00

  5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                   25,440,000.00

  5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                          0.00

  5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                               0.00

  5.18 Series Variable Allocation Percentage for the Due Period                                       100.00%

  5.19 Series Fixed Allocation Percentage for the Due Period                                          100.00%

  5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date               517,416.14

  5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
       Date allocable to the Outstanding Principal Amount                                                0.00

  5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date
       allocable to interest on the Series 2004-1 Notes                                            341,953.89

  5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                                  175,462.25

5.24.1 Series 2004-1 Investment Income                                                               9,817.27

5.24.2 Series 2004-1 Principal Funding Account investment income                                         0.00

5.24.3 Series 2004-1 Negative Carry Account investment income                                            0.00

5.24.4 Series 2004-1 Interest Funding Account investment income                                          0.00

5.24.5 Series 2004-1 Spread Account investment income                                                3,165.93

  5.25 Series Excess Available Interest Amounts for the Due Period                                 399,971.78

  5.26 Excess Available Interest Amounts for the Due Period allocated to other
       Series of Notes                                                                                   0.00

  5.27 Excess Available Interest Amounts for the Due Period allocated to Series
       of Investor Certificates                                                                          0.00

  5.28 Excess Available Principal Collections allocated from other series of Notes to
       Series 2004-1 for the Due Period                                                                  0.00

  5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
       Certificate for Due Period                                                                        0.00

  5.30 Amount of Excess Available Principal Collections allocated to other Series of Notes
       for the Due Period                                                                                0.00

  5.31 Cash Collateral Percentage as of the Transfer Date                                              11.28%

  5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                    0.00

  5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                               0.00

  5.34 Certain amounts and calculations referenced in the definition of Early
       Redemption Event.                                                                      See Exhibit "A"

     6 Account Information

   6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
       to all withdrawals and deposits made on such Payment Date                                 2,650,000.00

       Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
       after giving effect to all withdrawals and deposits made on such Payment Date             2,650,000.00

   6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                           0.00

   6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                           0.00

       Series 2004-1 Required Negative Carry Account Balance, if any, as of the
       Payment Date after giving effect to all withdrawals and deposits made on such
       Payment Date                                                                                      0.00

   6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                           0.00

     7 Class A Notes Information

   7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                    200,000,000.00

   7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                    200,000,000.00

   7.3 Total amount to be distributed on the Class A Notes on the Payment Date                     317,138.89

   7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
       allocable to the Class A Outstanding Principal Amount                                             0.00

   7.5 Total amount to be distributed on the Class A Notes on the Payment Date
       allocable interest on the Class A Notes                                                     317,138.89

   7.6 Class A Monthly Interest for the Interest Period                                            317,138.89

     8 Class B Notes Information

   8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
       to the transactions made on such Payment Date                                            12,000,000.00

   8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                                     12,000,000.00

   8.3 Total amount to be distributed on the Class B Notes on the Payment Date                      24,815.00

   8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
       Date allocable to the Class B Outstanding Principal Amount                                        0.00

   8.5 Total amount to be distributed on the Class B Notes on the Payment Date
       allocable interest on the Class B Notes                                                      24,815.00

   8.6 Class B Monthly Interest for the Interest Period                                             24,815.00

------------------------------------------------------------------------------------------------------------------------------------

                                      Exhibit 20.4(A)
                                    Series 2004-1 Notes

5.34  The percentages and all other information calculated pursuant to the
      Definition at Early Redemption Events as specified in Section 1.01 of
      The Series 2004-1 Indenture Supplement

      "Early Redemption Events" means, with respect to the Series 2004-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the
      Pooling and Servicing Agreement, as supplemented by the Series Supplement, plus each of the following:

(A)   failure on the part of the Seller (i) to make any payment, distribution or deposit required under the Pooling and Servicing Agreement or the Series
          Supplement within five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements
          of the Seller, which failure has a material adverse effect on the Series 2004-1         __No__
          Noteholders and which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Seller by the
          Indenture Trustee or to the Seller and the Indenture Trustee by any Holder
          of the Series 2004-1 Notes;

(B)   any representation or warranty made by the Seller pursuant to the Pooling and Servicing Agreement or any information contained in the schedule of
          Dealer Notes delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect
          for a period of 60 days after written notice of such incorrectness shall                __No__
          have been given to the Seller by the Indenture Trustee or to the Seller and
          the Indenture Trustee by any Holder of the Series 2004-1 Notes and as a
          result of which the interests of the Series 2004-1 Noteholders are materially and adversely affected, provided, however, that an Early Redemption
          Event shall not be deemed to occur if the Seller has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the Pooling and Servicing
          Agreement;

(C)   any of the Seller, ITEC, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the
          Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Seller, ITEC, NIC or NFC shall appoint, or consent to
          the appointment of a custodian, receiver, liquidator, trustee, assignee,               __No__
          sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Seller, ITEC, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)   any order for relief against any of the Seller, ITEC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order
          shall have continued undischarged or unstayed for a period of 120 days;               __No__
          or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the
          Seller, ITEC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

(E)   the Seller shall become legally unable for any reason to transfer Dealer Notes
          to the Master Trust in accordance with the provisions of the Pooling and              __No__
          Servicing Agreement;

(F)   on any Transfer Date, after giving effect to allocations to be made on that
          Transfer Date (including payments to be made on the related Payment Date), the Series 2004-1 Target Overcollateralization Amount exceeds the
          Series 2004-1 Overcollateralization Amount by more than the
          Series 2004-1 Overcollateralization Amount Shortfall Trigger; provided,
          however, that if such shortfall was caused by an Excess Cash Collateral               __No__
          Event, the Seller shall have a six month period during which an Early
          Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal Liquidation Amount after subtracting the amount on deposit in the Series 2004-1 Principal Funding
          Account in respect of the Series 2004-1 Notes;

(G)   any Servicer Termination Event shall occur (i) which would have a material
          adverse effect on the Series 2004-1 Noteholders and (ii) for which the                __No__
          Servicer has received a notice of termination;

(H)   on any Determination Date, as of the last day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
          Dealer Notes held by the Master Trust on that last day;
          Aggregate Principal Dealer Note Balance which was advanced against
          Financed Vehicles which are Used Vehicles exceeds 25% of the
          Aggregate Principal Balance of all Dealer Notes?                                      __No__

            Used Financed Vehicle Ratio:   5.03%

(I)   on any Determination Date, the quotient of (i) the product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of Dealer Notes outstanding during such Due
          Periods ("Turnover") is less than 1.7;
          Turnover Ratio less than 1.7?
                                                                                                __No__
                         Turnover Ratio:   4.84

(J)   the Series 2004-1 Outstanding Principal Amount is not repaid by the
          Expected Principal Payment Date;                                                      __No__

(K)   the Issuer becomes an "investment company" within the meaning of the
          Investment Company Act of 1940, as amended, and is not exempt from                    __No__
          compliance with that Act;

(L)   the occurrence of an Event of Default under the Indenture;                                __No__

(M)   the delivery by the Seller to the Master Trust Trustee of a notice stating
          that the Seller shall no longer continue to sell Dealer Notes to the Master           __No__
          Trust commencing on the date specified in such notice;

(N)   the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three consecutive Determination Dates;
          Average Coverage Differential shall be equal to or less than negative
          Two percent (-2.00%) on each of three consecutive Determination                       __No__
          Dates?

                         2 Months Past:    3.37%
                          1 Month Past:    3.07%
                         Current Month:    3.06%

(O)   on any Determination Date, the quotient of (i) the sum of Dealer Note
          Losses for each of the related Due Period and the five immediately preceding
          Due Periods and (ii) the sum of Principal Collections for each of the related
          Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1%);
          Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                Dealer Note Loss Ratio:    0.00%                                                __No__

(P)   at the end of any Due Period, the Seller's Invested Amount is reduced to an amount less than the Minimum Seller's Invested Amount and the Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2004-1 Principal Funding
          Account or any other principal funding account with respect to any other series in the amount of such deficiency within ten Business Days following
          the end of such Due Period; provided, however, that if such deficiency was            __No__
          caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal
          Liquidation Amount after subtracting the amount on deposit in the Series
          2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; and

(Q) failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the
          date occurring five Business Days after the date such deposit is required             __No__
          by the Interest Deposit Agreement to be made

In the case of any event described in clauses (A), (B) or (G) above, an Early
Redemption Event with respect to Series 2004-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2004-1 Noteholders holding
Series 2004-1 Notes evidencing more than 50% of the Series 2004-1 Outstanding
Principal Amount by written notice to the Seller, the Servicer, the Master Trust
Trustee and, if given by Series 2004-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice.
In the case of any Early Redemption Event that is also an Early Amortization
Event as described in the Series Supplement or any event other than clauses (A),
(B) or (G) described above, an Early Redemption Event with respect to the
Series 2004-1 Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2004-1 Noteholders
immediately upon the occurrence of that event.

====================================================================================================================================

                                                          EXHIBIT 20.5

                                           Navistar Financial Dealer Note Master Trust
                                                           Series Data
                                            for the October 25, 2004 Distribution Date

                                                                    Series
                                              1998-1         2000-1          2003-1          2004-1        2000-VFC        Total

 1. Aggregate amt of Collections      103,401,263.47  103,437,073.13  103,437,073.13 103,437,073.13  77,550,845.17   491,263,328.04
    Aggregate amt of Interest
       Collections                      1,012,080.63    1,012,431.13    1,012,431.13   1,012,431.13     759,059.47     4,808,433.48
    Aggregate amt of Principal
       Collections                    102,389,182.84  102,424,642.01  102,424,642.01 102,424,642.01  76,791,785.70   486,454,894.56
    Allocation From/(To)Other Series            0.00            0.00            0.00           0.00           0.00             0.00

 2. Series Allocation Percentage          21.0480278%     21.0553171%     21.0553171%    21.0553171%    15.7860000%       100.0000%
    Floating Allocation Percentage             84.30%          89.33%          89.33%         89.33%         84.30%             N/A
    Principal Allocation Percentage *           0.00%           0.00%           0.00%         89.34%          0.00%             N/A

 3. Total amount Distributed              310,916.67      347,211.67      361,056.11     341,953.89      77,654.90     1,438,793.24

 4. Total amt of such distribution allocable
    to the Invested Amount of Series            0.00            0.00            0.00           0.00           0.00             0.00

 5. Total amount of such distribution
    allocable to interest on the Series
    Certificates                          310,916.67      347,211.67      361,056.11     341,953.89      77,654.90     1,438,793.24

 6. Gross Dealer Note Losses                    0.00            0.00            0.00           0.00           0.00             0.00

 7. Recoveries on Dealer Note Losses            0.00            0.00            0.00           0.00           0.00             0.00

 8. Amt of Series allocable Dealer Note
        Losses/(Recoveries                      0.00            0.00            0.00           0.00           0.00             0.00
    - Investor portion of Dealer Note
        Losses/(Recoveries                      0.00            0.00            0.00           0.00           0.00             0.00
    - Seller portion of Dealer Note
        Losses/(Recoveries)                     0.00            0.00            0.00           0.00           0.00             0.00

 9. Draw Amount                                 0.00            0.00            0.00           0.00           0.00             0.00

10. Investor Charge Offs                        0.00            0.00            0.00           0.00           0.00             0.00

11. Reimbursement of Investor Charge Offs       0.00            0.00            0.00           0.00           0.00             0.00

12. Monthly Servicing Fee
    - Series Allocation - Servicing Fee   175,401.50      175,462.25      175,462.25     175,462.25     131,550.95       833,339.20
    - Investor Servicing Fee              147,863.46      156,740.43      156,740.43     156,740.43     110,897.45       728,982.20
    - Seller Servicing Fee                 27,538.04       18,721.82       18,721.82      18,721.82      20,653.50       104,357.00

13. Controlled Amortization Amount              0.00            0.00            0.00           0.00           0.00             0.00

14. Invested Amt prior to
        Distribution Date             200,000,000.00  212,000,000.00  212,000,000.00 212,000,000.00 150,000,000.00   986,000,000.00
    Invested Amt after
        Distribution Date             200,000,000.00  212,000,000.00  212,000,000.00 212,000,000.00 150,000,000.00   986,000,000.00

15. Invested Amount                   200,000,000.00  212,000,000.00  212,000,000.00 212,000,000.00 150,000,000.00   986,000,000.00
    Available Subordinated Amt/
       Overcollateralization           31,000,000.00   19,080,000.00   19,080,000.00  19,080,000.00  23,250,000.00   111,490,000.00
    Negative Carry Subordinated Amt               NA              NA              NA             NA             NA             0.00
    Other                                          0               0               0              0              0             0.00
    Adjusted Invested Amount          231,000,000.00  231,080,000.00  231,080,000.00 231,080,000.00 173,250,000.00 1,097,490,000.00

    Required Excess Seller's
       Interest **                      6,000,000.00    6,360,000.00    6,360,000.00   6,360,000.00   4,500,000.00    29,580,000.00

16. Beginning Spread Account Balance    2,500,000.00    2,650,000.00    2,650,000.00   2,650,000.00   1,875,000.00    12,325,000.00
        Withdrawals from Spread
           Account(-)Interest              (2,669.13)      (2,830.12)      (2,828.63)     (3,165.93)       (722.71)      (12,216.52)
        Deposits to Spread Acct(+)Interest  2,669.13        2,830.12        2,828.63       3,165.93         722.71        12,216.52
    Spread Account balance as of the
    close of business on the
    Distribution date                   2,500,000.00    2,650,000.00    2,650,000.00   2,650,000.00   1,875,000.00    12,325,000.00

17. Series Principal Account Balance
    as of the end of Due Period                 0.00            0.00            0.00           0.00           0.00             0.00

18. Delinquency on Serviced Portfolio
                                 30 - 59 Days                                                                                  0.02%
                                 60 - 89 Days                                                                                  0.01%
                                    90+  Days                                                                                  0.11%

19. Master Trust Receivables Balance                                                                               $1,000,007,247.87

    *  Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

====================================================================================================================================